                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[_] Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             A.B. WATLEY GROUP INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------

    (5) Total fee paid:

     --------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

     --------------------------------------------------------------------------


[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

     --------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

     --------------------------------------------------------------------------

    (3) Filing Party:

     --------------------------------------------------------------------------

    (4) Date Filed:

                             A.B. WATLEY GROUP INC.
                                 40 Wall Street
                            New York, New York 10005

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               TO BE HELD O, 2003

                                                          New York, New York
                                                           , 2003

           An Annual Meeting of Stockholders (the "Annual Meeting") of A.B. Watley Group Inc., a Delaware corporation (the "Company"), will be held at o on o, 2003 at 10:00 AM (local time) for the following purposes:

     1. To elect three directors to the Corporation's Board of Directors, to hold office until their successors are elected and qualified or until their earlier resignation or removal (Proposal No. 1);

     2. To ratify financing transactions requiring potential stock issuances in excess of currently authorized capital stock (Proposal 2);

     3. To amend the Company's certificate of incorporation to increase the authorized number of common stock from 20,000,000 shares to 50,000,000 shares (Proposal No. 3);

     4.   To adopt the 2003 Stock Option Plan (Proposal No. 4);

     5. To consider and act upon a proposal to ratify the Board of Directors' selection of Marcum & Kliegman LLP as the Corporation's independent auditors for the fiscal years ending September 30, 2003 and September 30, 2002 (Proposal No. 5);

     6. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

         BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALs TO THE COMPANY AND ITS SHAREHOLDERS, IT IS VITAL THAT EVERY SHAREHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

         The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice.

         The Board of Directors has fixed the close of business on o, 2003 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

         All stockholders are cordially invited to attend the Annual Meeting in person. Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the meeting, please take the time to vote by mail. Fill in, sign and date the enclosed proxy card and return it promptly in the postage-paid envelope.

         You may attend the meeting and vote in person even if you have previously voted by proxy by mailing in your proxy. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                             By Order of the Board of Directors,

                             Steven Malin, Chairman

--------------------------------------------------------------------------------

                                    IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.
                          THANK YOU FOR ACTING PROMPTLY

--------------------------------------------------------------------------------

                             A.B. WATLEY GROUP INC.
                                 40 Wall Street
                            New York, New York 10005

                                 PROXY STATEMENT

                                     GENERAL

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of A.B. Watley Group Inc., a Delaware corporation (the "Company"), of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at o on o, 2003 at 10:00 AM (local time), and any adjournment or postponement thereof. Only holders of record of the Company's common stock, $.001 par value per share (the "Common Stock"), on o, 2003 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had issued and outstanding o shares of Common Stock.

         In accordance with the Company's bylaws, the presence of a majority of the shares entitled to vote, whether present in person or represented by proxy, will constitute a quorum at the meeting. Abstentions will be treated as shares that are present and entitled to vote but against any proposal submitted to stockholders. Executed proxies returned by a broker holding shares of the Company's Common Stock in street name which indicate that the broker does not have discretionary authority as to certain shares to vote on one or more matters ("broker non-votes") will be considered present but not entitled to vote on any proposal submitted to stockholders

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

         The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

         This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about o, 2003.

         Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

         Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

         Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows. The affirmative vote of the holders of a plurality of the shares of the Company cast at the Annual Meeting is required for the election of directors (Proposal No.
1). The affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented by proxy and entitled to vote on the matter is required to:

     o ratify financing transaction requiring potential stock issuances in excess of currently authorized capital stock (Proposal No. 2);

     o    adopt the 2003 Stock Option Plan (Proposal No. 4); and

     o consider and act upon a proposal to ratify the Board of Directors' selection of Marcum & Kliegman LLP as the Corporation's independent auditors for the fiscal years ending September 30, 2003 and September 30, 2002 (Proposal No. 5).

The affirmative vote of the holders of a majority of the outstanding shares of the Company is required to amend the Company's certificate of incorporation to increase the number of authorized shares of common stock from 20,000,000 to 50,000,000 (Proposal No. 3).

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         The board of directors (the "Board") proposes the election of Steven Malin, Robert Malin and Mark Chambre for a term of one year. Following is information about each nominee, including biographical data for at least the last five years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors.

         The Board has long adhered to governance principles designed to assure the continued vitality of the Board and excellence in the execution of its duties. Accordingly, directors are compensated for their service to the Company pursuant to the terms of their employment agreements. The Board is responsible for supervision of the overall affairs of the Company. In fiscal 2002, the Board's business was conducted at five meetings of the board of directors. Following the Annual Meeting, the Board will consist of three directors. The term of each director continues until the next annual meeting or until successors are elected. The nominees for director are:

          o    Steven Malin, Chairman of the Board and Director

          o Robert Malin, Vice Chairman, President of A.B. Watley, Inc. and Director

          o    Mark Chambre, Director

          The biographies of each of the nominees are located immediately after Proposal No. 5.



                          RECOMMENDATION OF THE BOARD:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE ABOVE NOMINEES.

                 GENERAL INFORMATION REGARDING PROPOSALS 2 AND 3

Overview

         The Company currently has authorized capital stock consisting of 20,000,000 common shares, $.001 par value, of which 12,508,852 shares are issued and outstanding and 1,000,000 preferred shares, $.001 par value, of which 630 Series A Redeemable Convertible Preferred Stock are issued and outstanding. Shares "outstanding" include only shares held by shareholders of the Company, while shares "issued" also include treasury shares held by the Company itself.

         Since March 2002, the Company issued warrants that may potentially require an issuance of shares greater than the number of shares that the Company currently is authorized to issue. By issuing these securities, the Company has exhausted its 20,000,000 authorized shares of common stock and cannot meet any equity-based obligations entered into after March 2002 without shareholder approval for an increase in the number of authorized shares.

         For a complete description of the terms of the transaction, see "Proposal No. 2 - Ratification Of Financing Transaction Requiring Potential Stock Issuances In Excess Of Currently Authorized Capital Stock Proposal" below.

Transactional Effects on Capitalization of the Company

         As previously stated, performance of the Company's obligations pursuant to the transaction entered into since March 2002, contemplates the issuance of shares of its common stock beyond its authorized capital. The following table describes its capitalization (i) prior to the transaction entered since March 2002, (ii) after giving effect to the transaction entered into since March 2002, and (iii) as adjusted to give effect to the changes that would result to the Company's capitalization assuming approval of Proposal 2 and Proposal 3:


-------------------------------------------------------- ---------------- ----------------------- --------------------
                                                                           AS ADJUSTED TO GIVE      AS ADJUSTED TO
                                                         PRIOR TO MARCH       EFFECT TO THE        REFLECT APPROVAL
                                                              2002          TRANSACTION SINCE        OF PROPOSAL 2
SECURITIES AUTHORIZED AND OUTSTANDING                                           MARCH 2002          AND PROPOSAL 3
-------------------------------------------------------- ---------------- ----------------------- --------------------
Common Shares Authorized                                      20,000,000              20,000,000           50,000,000
-------------------------------------------------------- ---------------- ----------------------- --------------------

-------------------------------------------------------- ---------------- ----------------------- --------------------
Common Shares Outstanding                                     12,508,852              12,508,852           12,508,852
-------------------------------------------------------- ---------------- ----------------------- --------------------
Warrants Outstanding                                           3,047,405               7,125,036            7,125,036
-------------------------------------------------------- ---------------- ----------------------- --------------------
Employee Stock Option Plan                                     3,600,000               3,600,000            3,600,000
-------------------------------------------------------- ---------------- ----------------------- --------------------

-------------------------------------------------------- ---------------- ----------------------- --------------------
Total Excess (Deficit) of Common Shares Authorized               843,743             (3,233,888)           26,766,112
-------------------------------------------------------- ---------------- ----------------------- --------------------


         As the table above illustrates, performance of the Company's obligations pursuant to the transaction entered into since March 2002, contemplates the issuance of 3,233,888 shares of the Company's common stock beyond its authorized capital. The Board of Directors of the Company have approved presentation of proposals to ratify the above transaction in light of the fact that it did not have sufficient share capital to enter in the agreements (Proposal 2), and to authorize sufficient capital to fully perform its obligations under the agreements (Proposal 3). Unless its shareholders approve both Proposal 2 and Proposal 3, the Company will be unable to perform its obligations under the agreements and will be in default pursuant to the terms of the agreements. Management of the Company believes that it is highly likely that such default will require the Company to substantially curtail or cease its operations, and may result in a total loss of your investment in the Company.

Potential Effect of Approval or Denial of Proposal 2 and Proposal 3

         The Company's commitments to issue shares beyond our authorized capital as required by the exercise of the aforementioned securities requires authorization by the Company shareholders (Proposal 2) and can only be met if the Company's shareholders approve its proposed increase in authorized shares (Proposal 3).

         Unless the Company's  shareholders approve these transactions (Proposal
2) and approve an amendment to the Company's certificate of incorporation to increase the number of authorized shares of common stock from 20,000,000 to

50,000,000 (Proposal 3), the Company will be unable to perform its obligations under the options and warrants and will be in default pursuant to the terms of the warrants. Management of the Company believes that it is highly likely that such default will require the Company to substantially curtail or cease its operations, and may result in a total loss of your investment in the Company.

         Approval of Proposal 2 and Proposal 3 will allow the Company to perform its obligations under the agreements described above, but may involve the following negative effects:

     o The issuance of shares upon exercise of the warrants may result in substantial dilution to the interests of other stockholders. This risk of dilution is especially great in light of the fact that the exercise prices of the warrants issued in connection with the warrants are subject to adjustment upon the occurrence of certain events, including:

               o    subdivisions or combinations of the common stock;

               o    reclassifications, consolidations or mergers; and

               o the issuance of common stock as a dividend on shares of common stock.

     o The sale of the underlying shares of common stock or even the potential of such exercise or sale may have a depressive effect on the market price of our securities;

     o The sale of the large number of shares to be issued pursuant to the agreements described in Proposal 2 may adversely affect the market price of the Company's common stock; and

     o The terms upon which the Company will be able to obtain additional equity capital may be adversely affected since the holders of outstanding options and warrants can be expected to exercise them, to the extent they are able, at a time when the Company would, in all likelihood, be able to obtain any needed capital on terms more favorable to it than those provided in the options or warrants.

                                 PROPOSAL NO. 2
                      RATIFICATION OF FINANCING TRANSACTIONS
                       REQUIRING POTENTIAL STOCK ISSUANCES
                 IN EXCESS OF CURRENTLY AUTHORIZED CAPITAL STOCK

         As described above in the preceding section General Information Regarding Proposals 2 and 3, the Company has entered into a financing agreements since March 2002, that potentially requires an issuance of shares greater than the number of shares that the Company is currently authorized to issue. The Company's commitment to issue shares as may be required by these agreements can only be met if the Company's shareholders approve its proposed increase in authorized shares (Proposal 3). This Proposal seeks ratification of this financing transaction in light of their requirement of potential issuances of common stock beyond the Company's authorized capital. The following table and subsequent narrative describes the material terms of each of this transaction.

                   SHARES TO BE ISSUED PURSUANT TO AGREEMENTS
                          ENTERED INTO WITH INADEQUATE
                            AUTHORIZED SHARE CAPITAL

Warrants - Notes Payable to Officers                                   2,402,631
Warrants - Receipt of Subordinated Loan                                  500,000
Warrants - Line of Credit                                              1,050,000


Warrants Issued to Officers in Consideration of Forgiveness of Notes Payable

         In September 2002, in consideration of the forgiveness of notes payable to officers aggregating $2,400,000, the Company issued warrants to purchase 1,479,486 and 923,145 shares of common stock to officers, exercisable at $0 and $1.80 per share respectively. The warrants are immediately exercisable and will expire in September 2007.

Warrants Issued in Consideration of Receipt of a Subordinated Loan

         On January 15, 2003, the Company entered into a secured demand note agreement for $5,000,000 with a maturity date of June 30, 2004. The loan bears an interest rate of 7% per annum, payable monthly. In connection with the agreement, the Company issued warrants to purchase 500,000 shares of common stock at $0.75 per share. The warrants are immediately exercisable and will expire in January 2008.

Warrants Issued in Consideration of Receipt of a Line of Credit

         In March 2002, the Company was granted a line of credit of $4,200,000 from a group of investors, which was subsequently increased to $4,350,000. Borrowings under the line of credit were payable on demand after June 18, 2002, with interest payable at 10%. Additionally, one member of the group was granted warrants to purchase 1,000,000 shares of the Company's common stock at an exercise price of $.918 per share in connection with the loan facility and a consultant retained by a member of the group was also granted warrants to purchase 50,000 shares of the Company's Common Stock at an exercise price of $.918 per share.

         Unless the Company's shareholders approve these transactions by approval of this Proposal 2, the Company will be in default pursuant to the terms of these agreements. Management of the Company believes that it is highly likely that such default will require the Company to substantially curtail or cease its operations, and may result in a total loss of your investment in the Company.

         Approval of this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

                           RECOMMENDATION OF THE BOARD

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE FINANCING TRANSACTIONS REQUIRING POTENTIAL STOCK ISSUANCES IN EXCESS OF CURRENTLY AUTHORIZED CAPITAL STOCK

                                 PROPOSAL NO. 3
                  AMENDMENT OF THE CERTIFICATE OF INCORPORATION
             TO INCREASE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK
                      FROM 20,000,000 TO 50,000,000 SHARES

         The Board of Directors has approved an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 50,000,000. The Company has authorized capital stock consisting of 20,000,000 common shares, $.001 par value, of which o shares are issued and outstanding, and 1,000,000 preferred shares, $.001 par value, of which 630 Series A Redeemable Convertible Preferred Stock are issued and outstanding. As described above in the preceding section (General Information Regarding Proposals 2 and 3), the Company currently has additional outstanding securities and agreements that allow for rights exercise that would require the issuance of up to 3,233,888 additional shares of its common stock. The Company currently authorized shares can only satisfy the exercise of securities that the Company issued prior to March 2002. The Company's commitments to issue shares in the future as required by the securities issued after March 2002 can only be met if the Company's shareholders approve this proposed increase in authorized shares (Proposal 3).

         When issued, the additional shares of common stock authorized by the amendment will have the same rights and privileges as the shares of common stock currently authorized and outstanding. Holders of common stock have no preemptive rights and, accordingly, shareholders would not have any preferential rights to purchase any of the additional shares of common stock when such shares are issued.

         Having a substantial number of authorized but unissued shares of common stock that are not reserved for specific purposes will allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening an annual meeting of shareholders for the purpose of approving an increase in the Company's capitalization. The issuance of additional shares of common stock may, depending upon the circumstances under which such shares are issued, reduce shareholders' equity per share and may reduce the percentage ownership of common stock by existing shareholders. It is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of shares of common stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessitated for shareholder approval of a specific issuance could be to the detriment of the Company and its shareholders.

         The increase in the authorized number of shares of the Company's common stock under the proposed amendment could be used by its Board of Directors to make more difficult, and thereby discourage, delay or prevent, an attempt to acquire control of the Company. For example, the shares could be privately placed with purchasers who might support the Company's Board of Directors in opposing a hostile takeover bid. The issuance of the new shares also could be used to dilute the stock ownership and voting power of a third party seeking to remove directors, replace incumbent directors, accomplish certain business combinations or alter, amend or repeal provisions of the Company's articles of incorporation or bylaws. To the extent that it impedes any such attempts, the issuance of shares following the adoption of the proposed amendment may serve to perpetuate existing management. While the proposed amendment may have potential antitakeover effects, this proposal is not prompted by any specific effort or takeover threat currently perceived by the Company's Board of Directors or management. Although under Delaware law our Board of Directors is required to make any determination to issue such stock based on its judgment as to the best interests of its shareholders, its Board of Directors could act in a manner that would discourage an acquisition attempt or other transaction that some, or a majority, of its shareholders might believe to be in their best interests or in which shareholders might receive a premium for their stock over the then market price of such stock.

         Unless the Company's shareholders approve an amendment to its certificate of incorporation to increase the number of authorized shares of common stock from 20,000,000 to 50,000,000 through this Proposal 3, the Company will be unable to perform its obligations under the agreements described in Proposal 2 and will be in default pursuant to the terms of those agreements. Management of the Company believes that it is highly likely that such default will require the Company to substantially curtail or cease its operations, and may result in a total loss of your investment in the Company.

         Approval of this proposal requires the affirmative vote of a majority of the shares of the Company's outstanding stock.

                           RECOMMENDATION OF THE BOARD

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK.

                                 PROPOSAL NO. 4

                 APPROVAL OF THE 2003 EMPLOYEE STOCK OPTION PLAN

         At the Annual Meeting, the Company's stockholders are being asked to approve the 2003 Employee Stock Option Plan (the "2003 Option Plan") and to authorize 2,000,000 shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 2003 Option Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2003 Option Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary, Robert Malin, at the Company's principal offices 40 Wall Street, New York, New York 10005.

GENERAL

         The 2003 Option Plan was adopted by the Board of Directors. The Board of Directors has initially reserved 2,000,000 shares of Common Stock for issuance under the 2003 Option Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

         The 2003 Option Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2003 Option Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

PURPOSE

         The primary purpose of the 2003 Option Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2003 Option Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

ADMINISTRATION

         The 2003 Option Plan, when approved, will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2003 Option Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

         Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

         Members of the Board of Directors who are eligible employees are permitted to participate in the 2003 Option Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2003 Option Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 2003 Option Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

ELIGIBILITY

         Under the 2003 Option Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2003 Option Plan.

 TERMS OF OPTIONS

         The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

     (a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2003 Option Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

     (b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

     (c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten
         (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2003 Option Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

     (d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

     (e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

         Except as  otherwise  provided  in the 2003  Option  Plan,  any  Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

     (f) TERMINATION, MODIFICATION AND AMENDMENT. The 2003 Option Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

FEDERAL INCOME TAX ASPECTS OF THE 2003 OPTION PLAN

         THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2003 OPTON PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2003 OPTION PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

         The 2003 Option Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and

423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2003 Option Plan.

          If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

          If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

          In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2003 Option Plan.

          The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

         The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

RESTRICTIONS ON RESALE

         Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2003 Option Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

REQUIRED VOTE

         The approval of the 2003 Option Plan and the reservation of 2,000,000 shares for issuance requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum.

         The proxy holders intend to vote the shares represented by proxies to approve, the 2003 Stock Option Plan.

                          RECOMMENDATION OF THE BOARD:

     THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2003 STOCK OPTION PLAN.

                                 PROPOSAL NO. 5
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         Marcum & Kliegman LLP has served as the Company's independent auditors since October 11, 2002 and has been appointed by the Board to continue as the Company's independent auditors for the fiscal years ending September 30, 2003 and September 30, 2002. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors. Marcum & Kliegman LLP has no interest, financial or otherwise, in the Company.

         A representative of Marcum & Kliegman LLP is not expected to be present at the Annual Meeting.

         The proxy holders intend to vote the shares represented by proxies to ratify and approve the Board of Directors' selection of Marcum & Kliegman LLP as the Company's independent auditors for the fiscal years ending September 30, 2003 and September 30, 2002.

Audit Fees

         Fees related to the services performed by Marcum & Kliegman LLP for the year ended September 30, 2002 was $336,000.

All Other Fees

         The aggregate fees billed by Marcum & Kliegman LLP for services rendered to the Company, other than the services covered in "Audit Fees" for the fiscal year ended September 30, 2002 were $-0-.

         Approval of this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

                           RECOMMENDATION OF THE BOARD

         THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF Marcum & Kliegman LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEARS ENDING SEPTEMBER 30, 2002 AND SEPTEMBER 30, 2003.

                             EXECUTIVE COMPENSATION

         Directors are elected at each meeting of stockholders and hold office until the next annual meeting of stockholders and the election and qualifications of their successors. Executive officers are elected by and serve at the discretion of the board of directors.

         Our executive officers and directors are as follows:

                 Name                         Age                        Position
                 -------                      -----                      ----------
                 Steven Malin                 45                         Chairman of the Board and Director
                 John J. Amore                40                         Chief Executive Officer
                 Robert Malin                 37                         Vice Chairman,  President of A.B.  Watley,  Inc.
                                                                         and Director
                 Mark Chambre                 41                         Director


         Steven Malin. Mr. Malin co-founded the Company in May 1996 and has been its Chairman of the Board since inception. Mr. Malin also served as Chief Executive Officer from May 1996 to September 2002. From August 1993 to December 1996, Mr. Malin served as a consultant to the Company. From 1987 to 1993, he was a Senior Foreign Exchange Options Broker for Tullett and Tokyo Forex, Inc., a global inter-bank money brokering firm with its primary offices located in London, New York and Tokyo. Mr. Malin attended the Fletcher School of Law and Diplomacy from 1982 to 1984. He received a bachelor of arts degree from Vassar College in 1980.

         John J. Amore. Mr. Amore has been the Company's Chief Executive Officer since September 10, 2002. Most recently, Mr. Amore formed and operated VA Advisors LLC, his own hedge fund until June 2000. This included creating and executing a successful trading strategy, risk management, raising capital, and running the day-to-day operations. From 1993 to 1994, Mr. Amore was a manager of the global "repo" fixed income portfolio for Investment Management Services, Inc., which provided exclusive execution, financing, technology and back office services for a $3.5 billion hedge fund. In 1992, Mr. Amore managed international "repo" correspondent relationships for Bear Stearns & Co. Earlier in his career, Mr. Amore was an Associate Director at Hamberg & Associates, Inc. in Chicago. He began his career as a Corporate Operations Analyst at Bear Stearns & Co. in 1982.

         Robert Malin. Mr. Malin is a co-founder of the Company and has served as a director since inception. He has been associated with the Company since August 1993, initially as General Securities Principal and director of day-to-day operations and, most recently, serving as President. His earlier experience includes managing equity trading, client services and brokerage operations. Mr. Malin and Steven Malin are brothers.

         Mark Chambre. Mr. Chambre has served as a director of the Company since April 1999. Since June 1993, he has served as Senior Broker in the Yen Swaps Division of the Tokyo Forex Co., Inc. in Tokyo, Japan. From April 1988 to March 1993, Mr. Chambre served as Manager of the Tokyo Forex Co.'s Financial Futures Division. Mr. Chambre joined its parent company, Tullett and Tokyo, Inc., in New York in 1983. Mr. Chambre received a bachelor of arts degree from Drew University in 1982.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         During the fiscal year ended September 30, 2002, based upon an examination of the public filings, all of our company's officers and directors timely filed reports on Forms 3 and 4, except for Steven Malin (2 late reports); Robert Malin (2 late reports); and John Amore (1 late report).

         The following table sets forth for the fiscal year indicated the compensation paid by our company to our Chief Executive Officer and other executive officers with annual compensation exceeding $100,000:

         Summary Compensation Table:

                                                                                                           Long-Term
                                                                                                         Compensation
                                                       Annual Compensation                            --------------------------
         Name and Principal Position             Fiscal Year          Salary             Bonus         Awards Underlying
                                                                                                       Options/SARs (#)
         --------------------------            ---------------------------------------------------------------------------------
Steven Malin,                                        2002                  $33,846                $0              800,000
Chairman                                             2001                  110,000                 0               30,000
                                                     2000                  110,000            22,000                    0

John J. Amore,                                       2002               155,766(1)                 -            1,300,000
Chief Executive Officer                              2001                        -                 -                    -
                                                     2000                        -                 -                    -

Robert Malin                                         2002                   88,846                 0            1,300,000
Vice Chairman, President of                          2001                        0                 0                    0
A.B. Watley, Inc. and Director                       2000                        0                 0                    0
 --------------

(1) Mr. Amore was appointed as an officer of the Company in September 2002. All consideration received by Mr. Amore during the year ended September 2002, was received as a consultant of the Company.

EMPLOYMENT AGREEMENTS

         The Company has entered into a four-year employment agreement with Steven Malin and three-year employment agreements with John J. Amore and Robert Malin, all of which are automatically renewable for additional one-year terms. The employment agreements provide for annual base compensation of $110,000 for Steven Malin and Robert Malin, and $250,000 for Mr. Amore. Each agreement provides for a discretionary bonus based upon the performance of the Company, payable semi-annually, as may be approved by the board of directors or a committee of the board.

         Each of the employment agreements requires the officer to devote his full time and efforts to our business and contains non-competition and non-disclosure covenants of the officer for the term of his employment and for a period of two years thereafter. Each employment agreement provides that the Company may terminate the agreement for cause. In addition, each employment agreement provides for termination by either party without cause upon at least 180 days written notice prior to the end of the original term or any renewal term. In the event that either John Amore, Steven Malin or Robert Malin terminate their employment agreement for good reason or the Company terminates the employment agreement without cause, then the applicable officer is entitled to the following:

         o annual base salary accrued and a prorated annual bonus prior to the date of termination;
         o annual base salary multiplied by the greater of two (2) (the "Applicable Factor") or the number of years remaining in the employee's employment agreement;
         o annual bonus multiplied by the greater of Applicable Factor or the number of years remaining in the employee's employment agreement;

         o        continuing health benefits; and
         o all outstanding options and other equity shall vest and become immediately exercisable.

In the event that John Amore, Steven Malin or Robert Malin is terminated within six (6) months of a change of control within the Company, then the Applicable Factor shall be three (3).

DIRECTORS' COMPENSATION

         All directors are reimbursed for their reasonable expenses incurred in attending meetings of the board of directors and its committees. Directors who are employees receive no additional compensation for service as members of the board of directors or committees. All of our non-employee directors are compensated annually for their services at $1,000 and granted non-qualified options to acquire 1,500 shares of our common stock at the end of each year of service.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table contains information concerning options granted to executive officers named in the Summary Compensation Table during the fiscal year ended September 30, 2002:

                                                              Individual Grants
                                  Number of          % of Total Options
                                  Securities         Granted to
Name                              Underlying         Employees in Fiscal
                                  Options Granted    Year                  Exercise        Expiration Date
                                  (#)                                      Price ($/sh)
---------                         ----------------------------------------------------------------------------
Steven Malin                      800,000            23.0%                 .10             September 9, 2012
John J. Amore                     1,300,000          37.4%                 .10             September 9, 2012
Robert Malin                      1,300,000          37.4%                 .10             September 9, 2012

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following table contains information concerning the number and value, at September 30, 2002, of unexercised options held by executive officers named in the Summary Compensation Table:

                      Number of Securities Underlying Unexercised Options at    Value  of   Unexercised   In-the-Money
Name                          FY-End (#) (Exercisable/Unexercisable)            Options       at      FY-End       ($)
                                                                                (Exercisable/Unexercisable) (1)
-------              ------------------------------------------------------------------------------------------------------
Steven Malin                             250,000 / 550,000                                      0 / 0
John J. Amore                            500,000 / 800,000                                      0 / 0
Robert Malin                             500,000 / 800,000                                      0 / 0


(1) Fair market value of underlying securities (the closing price of the Company's common stock at fiscal year end (September 30, 2002) minus the exercise price.

         STOCK OPTION PLANS

         On January 27, 1997, the board of directors and stockholders adopted our 1997 stock option plan, on March 16, 1998, our board of directors and stockholders adopted our 1998 stock option plan and on November 1, 1999 and March 14, 2000, the board of directors and stockholders, respectively, adopted our 1999 stock option plan. The Company reserved 400,000 shares of common stock for issuance upon exercise of options granted from time to time under the 1997 stock option plan and 800,000 shares of common stock for issuance upon exercise of options granted from time to time under each of the 1998 and 1999 stock option plans. The 1997, 1998 and 1999 stock option plans are intended to assist us in securing and retaining key employees, directors and consultants by allowing them to participate in our ownership and growth through the grant of incentive and non-qualified options.

         Under each of the stock option plans the Company may grant incentive stock options only to key employees and employee directors, or the Company may grant non-qualified options to our employees, officers, directors and consultants. The 1997 stock option plan is administered by a committee, appointed by our board of directors, consisting of from one to three directors. The 1998 and 1999 stock option plans are administered directly by our board of directors.

         Subject to the provisions of each of the stock option plans, either the board or the committee will determine who shall receive options, the number of shares of common stock that may be purchased under the options, the time and manner of exercise of options and exercise prices. The term of options granted under each of the stock option plans may not exceed ten years or five years for an incentive stock option granted to an optionee owning more than 10% of our voting stock. The exercise price for incentive stock options shall be equal to or greater than 100% of the fair market value of the shares of the common stock at the time granted; provided that incentive stock options granted to a 10% holder of our voting stock shall be exercisable at a price equal to or greater than 110% of the fair market value of the common stock on the date of the grant. The exercise price for non-qualified options will be set by the board or the committee, in its discretion, but in no event shall the exercise price of options granted under the 1997 or 1998 stock option plans be less than the fair market value of the shares of common stock on the date of grant. The exercise price may be payable in cash or, with the approval of the board or the committee, by delivery of shares or by a combination of cash and shares. Shares of common stock received upon exercise of options granted under each of the plans will be subject to restrictions on sale or transfer.

         As of September 30, 2002, the Company has granted options to purchase 3,579,387 shares of common stock under our stock options plans at an exercise price ranging from $.10 to $21.50 per share. Of these options, options to purchase 3,400,000 shares have been granted to our officers and directors. All of the options granted to such officers and directors terminate on the ten year anniversary of their grant date.

         On October 24, 2000 and July 17, 2001, the board of directors, and stockholders, respectively, adopted our 2000 stock option plan. The Company has reserved 1,600,000 shares of common stock for issuance upon exercise of options granted from time to time under the 2000 stock option plan. The 2000 stock option plan is intended to assist us in securing and retaining key employees, directors and consultants by allowing them to participate in our ownership and growth through the grant of incentive and non-qualified options.

         Under the 2000 stock option plan the Company may grant incentive stock options only to key employees and employee directors, or the Company may grant non-qualified options to our employees, officers, directors and consultants. The 2000 stock option plan will be administered directly by our board of directors.

         Subject to the provisions of the 2000 stock option plan, the board will determine who shall receive options, the number of shares of common stock that may be purchased under the options, the time and manner of exercise of options and exercise prices. The term of options granted under the 2000 stock option plan may not exceed ten years or five years for an incentive stock option granted to an optionee owning more than 10% of our voting stock. The exercise price for incentive stock options shall be equal to or greater than 100% of the fair market value of the shares of the common stock at the time granted; provided that incentive stock options granted to a 10% holder of our voting stock shall be exercisable at a price equal to or greater than 110% of the fair market value of the common stock on the date of the grant. The exercise price for non-qualified options will be set by the board, in its discretion. The exercise price may be payable in cash or, with the approval of the board, by delivery of shares or by a combination of cash and shares. Shares of common stock received upon exercise of options granted under the 2000 stock option plan will be subject to restrictions on sale or transfer.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

         The following tables sets forth, as of April 7, 2003, the number of and percent of the Company's common stock beneficially owned by

         o        all directors and nominees, naming them,
         o        our executive officers,
         o our directors and executive officers as a group, without naming them, and
         o persons or groups known by us to own beneficially 5% or more of our common stock:

         Unless otherwise indicated, the address of each beneficial owner in the table set forth below is care of A.B. Watley Group Inc., 40 Wall Street, New York, New York 10005.

         The Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

         A person is deemed to be the beneficial owner of securities that can be acquired by him within 60 days from April 7, 2002 upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of April 7, 2002 have been exercised and converted.

                                                                           NUMBER OF SHARES
PERCENTAGE OF SHARES                                   BENEFICIALLY OWNED              BENEFICIALLY OWNED(9)
NAME AND ADDRESS OF BENEFICIAL OWNER
------------------------------------------------       ------------------------      ------------------------
Steven Malin                                               2,902,369(1)(2)                     23.2%

Penson Financial Services                                     1,359,052(3)                     10.9

On-Site Trading, Inc.                                            1,513,056                      12.1

Franklin Mutual Advisers, LLC                                   738,999(3)                      5.9

DMG Legacy International Ltd.                                1,368,600 (4)                      10.9

DMG Legacy Institutional Fund                                1,368,600 (4)                      10.9

DMG Legacy Fund                                               1,368,600(4)                      10.9

SDS Merchant Fund, L.P.                                       1,481,047(5)                      10.9

Linda Malin                                                   2,162,567(1)                      17.3

Robert Malin                                               1,509,000(1)(6)                     12.1

Mark Chambre                                                    107,787(7)                       *

Eric Steinberg                                                   1,525,415                     12.2

Anthony Houston                                                  1,048,624                      8.4

John J. Amore                                                   500,000(8)                      4.0

All directors and executive officers as a group (4               7,181,723                     57.4%
  persons)




  * Less than 1%.
                                       16

         (1) The number of shares beneficially owned by Steven, Linda and Robert Malin include shares held in irrevocable family and charitable trusts for which they are trustees. In addition, the number of shares held by Steven Malin includes shares held by a family partnership for which Steven Malin is the general partner.

         (2) The number of shares beneficially owned by Steven Malin includes 250,000 shares of common stock issuable upon exercise of options but does not include 550,000 shares of common stock issuable upon exercise of options which are not currently exercisable.

         (3) The number of shares beneficially owned by Franklin Mutual Advisers, LLC includes 425,445 shares of common stock issuable upon exercise of currently exercisable warrants.

         (4) The number of shares beneficially owned by DMG Legacy International Ltd., DMG Legacy Institutional Fund LLC and DMG Legacy Fund LLC (collectively, the "DMG Group") are aggregated since such entities are affiliates and includes
(i) 796,650 shares of common stock issuable upon the conversion of shares of series A convertible preferred stock owned by the DMG Group and (ii) 597,370 shares of common stock issuable upon the exercise of currently exercisable warrants.

         (5) The number of shares beneficially owned by SDS Merchant Fund, L.P. ("SDS") includes (i) 1,169,550 shares of common stock issuable upon the conversion of shares of series A convertible preferred stock owned by SDS and
(ii) 311,497 shares of common stock issuable upon the exercise of currently exercisable warrants. The number of shares beneficially owned by SDS does not include 1,169,550 shares of common stock issuable upon exercise of warrants which are not currently exercisable. Under the terms of the convertible preferred stock purchase agreement, SDS is not entitled to convert any portion of the series A convertible preferred stock or exercise any portion of the warrants or to dispose of any portion of the series A convertible preferred stock or warrants to the extent that the right to effect the conversion, exercise or disposition would result in SDS or any of its affiliates owning more than 4.95% of the outstanding shares of common stock of our company.

         (6)The number of shares beneficially owned by Robert Malin includes 500,000 shares of common stock issuable upon exercise of options but does not include 800,000 shares of common stock issuable upon exercise of options which are not currently exercisable.

         (7) The number of shares beneficially owned by Mark Chambre does not include 2,000 shares of common stock owned by his wife, as to which he disclaims beneficial ownership.

         (8) The number of shares beneficially owned by John J. Amore includes 500,000 shares of common stock issuable upon exercise of options but does not include 800,000 shares of common stock issuable upon exercise of options which are not currently exercisable.

         (9) Based on 12,508,852 shares of common stock currently outstanding.

The address of all of the foregoing parties is c/o our company at 40 Wall Street, New York, NY 10005 except for On-Site Trading, Inc. whose address is 98 Cutter Mill Road, Great Neck, New York 11021, Franklin Mutual Advisers, LLC whose address in 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078, SDS Merchant Fund, L.P. whose address is c/o SDS Capital Partners, One Sound Shore Drive, Greenwich, Connecticut 06830 and each member of the DMG Group, whose address is c/o DMG Advisors LLC, One Sound Shore Drive, Greenwich, Connecticut 06830.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

         During fiscal year 2000, the Company borrowed $3,500,000 from officers and major stockholders. Such loans were comprised of (i) a $3,200,000 loan from Steven Malin; (ii) a $150,000 loan from a corporation controlled by Steven Malin; (iii) a $75,000 loan from a corporation controlled by Linda Malin; and
(iv) a $75,000 loan from a corporation controlled by Eric Steinberg. The notes bear interest ranging from 7% to 10% maturing in two years from the effective date. In fiscal 2000, Steven Malin had subordinated loans to our company of $125,000 and $55,000. On April 30, 2000, the subordinated borrowing of $125,000 matured, however Mr. Malin continued to loan our company $125,000 at an interest rate of 12% with no stated maturity date. The subordinated borrowing of $55,000 bears no interest and is due on October 31, 2002. Our company had a note receivable in the amount of $128,071 from an officer. The note receivable bears interst at 6% and is due on demand.

         During fiscal year 2001, the Company borrowed an additional $850,000 from officers and major stockholders. Total borrowings from officers and stockholders were: (i) aggregate loans of $1,375,000 from a corporation controlled by Steven Malin; (ii) aggregate loans of $1,075,000 from a corporation controlled by Robert Malin; (iii) a $950,000 loan from a corporation controlled by Linda Malin; and (iv) a $950,000 loan from a corporation controlled by Eric Steinberg. The notes bear interest ranging from 7% to 10% maturing in one or two years from the effective date. In fiscal 2001, Steven Malin had subordinated loans to our company of $125,000 and $55,000. The subordination agreement for the $125,000 loan was renewed and the $55,000 loan continued as a subordinated loan maturing in October 2002. Our company had notes receivable of $103,000 and $131,059 from officers. The notes receivable bear interest at 6% and are due on demand.

         During the fiscal year 2002, in September 2002, in consideration of the forgiveness of notes payable to officers aggregating $2,400,000, the Company issued warrants to purchase 1,479,486 and 923,145 shares of common stock to officers, exercisable at $0 and $1.80 per share, respectively. The warrants were exercisable as of September 2002 and expire in September 2007. As of the year ending September 30, 2002, the Company had notes payable to officers in the amount of $700,000 that bear interest at the rate of 10%. In April 2002, $2,150,000 of notes payable to officers were assigned to one of the Company's clearing brokers. Interest in payable at the rate of 10%. The loans expire on March 2003. In July 2002, this amount was subsequently forgiven as part of the sale of the Company's software to the clearing broker.

         In April 2002, $2,150,000 of notes payable to officers were assigned to Penson Financial Services, Inc. ("Penson"), which owns approximately 11% of the Company's outstanding common stock and is a clearing broker for the Company. Interest was payable on these notes at a rate of 10% per annum and the notes matured through March 2003. In July 2002, these amounts were subsequently forgiven as part of the sale of the Company's proprietary software programs (the "Software") and related intellectual property, to Integrated Trading Solutions, Inc. ("Integrated"), an affiliate of Penson, pursuant to an Asset Purchase Agreement dated July 31, 2002 (the "Agreement"). Pursuant to the Agreement, the Company sold to Integrated, and Integrated purchased and assumed from the Company all of the Software, certain related intellectual property and contract rights and certain other assets in exchange for the following consideration:

         (i) an immediate reduction of $3,418,015 of debt owed by the Company to Penson;

         (ii) a contingent reduction of additional debt owed by the Company to Penson of up to $2,150,994 on the earlier of: (a) the date that Penson receives no less than $5,000,000 in revenues under its clearing agreement with the Company (provided that such revenues are received during the thirty-six months after the closing date of the Agreement), or (b) in the event that the Company raises at least $4,000,000 in new equity capital, which may include forgiveness of various types of debt;

         (iii) the assumption of certain additional identified and to be identified liabilities of the Company by Integrated;

         (iv) the granting of a license by Integrated to the Company that allows the Company to utilize the Software at favorable rates. The license also provides for the Company to receive a percentage of future royalties from the licensing of the Software; and

         (v) an amendment to the Company's clearing agreement with Penson.

         The amount of consideration received by the Company from Integrated was determined through arms-length negotiations between the parties. In addition, prior to consummating the transaction, the Company obtained fairness and valuation opinions from Appleby Capital, Inc., which opinions stated that the consideration received by the Company was fair from a financial point of view, and that the fair market value of the assets being sold, immediately prior to the sale, were not more than $3,400,000.

         The Company believes that prior transactions with our officers, directors and principal stockholders were on terms that were no less favorable than the Company could have obtained from unaffiliated third parties. All future transactions, including loans and advances, between us and our officers, directors and stockholders beneficially owning 5% or more of our outstanding voting securities, or their affiliates, will be for bona fide business purposes and on terms not less favorable to us than the Company could have obtained in arm's length transactions from unaffiliated third parties.

                                 OTHER BUSINESS

         The Board of Directors is not aware of any other business that will come before the Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Meeting.


                              STOCKHOLDER PROPOSALS

         Stockholders who wish to submit proposals pursuant to Rule 14a-8 of the 1934 Act for inclusion in the Proxy Statement for the Company's 2004 Annual Meeting of Stockholders must submit the same to Robert Malin, the Vice Chairman of A.B. Watley Group, Inc. on or before October 31, 2003 at the Company's principal executive office, 40 Wall Street, New York, New York 10005.


              AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

         This proxy statement refers to certain documents of the company that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner, to whom this proxy statement is delivered, upon oral or written request, without charge, directed to Robert Malin, the Vice Chairman, A.B. Watley Group Inc., 40 Wall Street, New York, New York 10005, (212) 422-1100. In order to ensure timely delivery of the documents, such requests should be made by o, 2003.


         It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                           By  Order of the Board of Directors,

                                           /s/ Steven Malin
                                           Steven Malin
                                           Chairman of the Board of Directors


New York, New York

April o, 2003

PROXY                                                                   PROXY



                             A.B. WATLEY GROUP INC.

                 PROXY FOR ANNUAL MEETING TO BE HELD ON o, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Robert Malin, the Vice Chairman, as proxy, with the power to appoint his substitute, to represent and to vote all the shares of common stock of A.B. Watley Group Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on o, 2003 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

         In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.


-------------------------------------------------------------------------------

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!

Dear Stockholder:

         We cordially invite you to attend the Annual Meeting of Stockholders of A.B. Watley Group Inc. to be held at o, on o, 2003 at 10:00 a.m. (local time).

         Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-5

1. Election of Directors             --              FOR         WITHHOLD
    NOMINEES:
    ---------

         Steven Malin                                [_]             [_]
         Robert Malin                                [_]             [_]
         Mark Chambre                                [_]             [_]



    (Except nominee(s) written above)

                                                     FOR           AGAINST       ABSTAIN
2.   Proposal to ratify financing  transactions      [_]             [_]          [_]
     requiring  potential
     stock issuances in excess of currently
     authorized capital stock

                                                     FOR           AGAINST       ABSTAIN
3.   Proposal to approve an amendment to             [_]             [_]           [_]
     the Articles of Incorporation to increase
     the number of authorized shares of
     common stock

                                                     FOR           AGAINST        ABSTAIN
4.   Proposal to adopt the 2003 Stock Option         [_]             [_]            [_]
     Plan

                                                     FOR           AGAINST         ABSTAIN
5.   Proposal  to  ratify  Marcum  &                 [_]             [_]            [_]
     Kliegman  LLP as  independent
     auditors



If you plan to attend the Annual Meeting please mark this box    [_]

Dated:________________, 2003

Signature ____________________________________________________________________

Name (printed) _______________________________________________________________

Title ________________________________________________________________________

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.
-------------------------------------------------------------------------------
FOLD AND DETACH HERE

EXHIBIT A
                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                             A.B. WATLEY GROUP INC.

         The undersigned, being the President of A.B. Watley Group Inc., a corporation existing under the laws of the State of Delaware, does hereby certify under the seal of the said corporation as follows:

         1. The certificate of incorporation of the Corporation is hereby amended by replacing Article Fourth, in its entirety, with the following:

          "FOURTH: 1. The total number of shares which the corporation shall have authority to issue is 51,000,000, all of which have a par value of $0.001; 50,000,000 of said shares are Common Stock and 1,000,000 of said shares are Preferred Stock.

                           2. The powers, preferences and rights, and the qualifications, limitations and restrictions of the Corporation's Common Stock and Preferred Stock are as follows:

                           (a) holders of the  Corporation's  Common  Stock as a
         class, have equal ratable rights to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor and are entitled upon liquidation of the Company to share ratably in the net assets available for distribution, are not redeemable and have no pre-emptive or similar rights; and holders of the Corporation's Common Stock have one non-cumulative vote for each share held of record on all matters to be voted on by the Corporation's stockholders.

                           (b) the shares of Preferred Stock may be issued in series, and shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issuance of such stock adopted from time to time by the Board of Directors. The Board of Directors is hereby expressly vested with the authority to determine and fix in the resolution or resolutions providing for the issuances of Preferred Stock the voting powers, designations, preferences and rights, and the qualifications, limitations or restrictions thereof, of each such series to the full extent now or hereafter permitted by the laws of the State of Delaware."

         3. The amendment of the certificate of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation's Board of Directors and a majority of the Corporation's stockholders in accordance with the provisions of Sections 141(f), 228 and 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Certificate of Incorporation, as amended, to be signed by Steven Malin, its Chairman of the Board of Directors, this __ day of ______ 2003.

                                            A.B. WATLEY GROUP INC.


                                            By:_/S/ ____________________
                                            Steven Malin, Chairman of the Board